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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):          February 20, 2001
                                                             -----------------


                       BANC ONE AUTO GRANTOR TRUST 1997-B
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                   (Issuer with respect to the Certificates)


                         BANK ONE, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


                                 United States
                                 -------------
         (State or other jurisdiction of incorporation or organization)


               333-38681                                 36-0899825
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      (Commission File Number)              (IRS Employer Identification Number)



1 Bank One Plaza, Chicago, Illinois                                     60670
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(Address of principal executive offices)                             (Zip Code)


                (312)732-4000
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Registrant's telephone number, including area code

                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

     Effective February 8, 2001, Bank One, Texas, N.A. ("Bank One Texas") was merged with and into Bank One, National Association, a national association headquartered in Chicago, Illinois ("Bank One"). Bank One is the successor by merger to Bank One Texas under the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") between Bank One Texas as Servicer and Bankers Trust Company as Trustee for the Banc One Auto Grantor Trust 1997-B (the "Trust"). Pursuant to an Assumption Agreement dated as of February 8, 2001 by and between Bank One Texas and Bank One, Bank One assumed all the liabilities and obligations of Bank One Texas under the Pooling and Servicing Agreement.

     On February 20, 2001, the Trust made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit 99.2 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the certificateholders of record.

    This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One Texas, as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the monthly statement and certain additional information reflecting the Trust's for the interest period from January 22, 2001 through February 19, 2001 and for the collection period from January 1, 2001 through January 31, 2001.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

          (99.01)  Assumption Agreement dated February 8, 2001.

          (99.02)  Monthly Statement and Additional Information.

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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BANC ONE AUTO GRANTOR TRUST 1997-B

                         By:   Bank One, National Association, as Servicer
                                  on behalf of the Trust


                         By:    /s/  Tracie H. Klein
                                --------------------
                         Name:  Tracie H. Klein
                         Title: Vice President



Date:  March 9, 2001
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                                 EXHIBIT INDEX


Exhibit No.         Description                                     Page No.

99.01        Assumption Agreement dated as of February 8, 2001          5

99.02        Monthly Statement and Additional Information            11-19